UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2527

DWS Money Funds

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	7/31

Date of reporting period:	7/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

JULY 31, 2007

Annual Report
to Shareholders

DWS Money Market Prime Series

Contents

Click here Portfolio Management Review

Click here Information About Your Fund's Expenses

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Report of Independent Registered Public Accounting Firm

Click here Tax Information

Click here Trustees and Officers

Click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Portfolio Management Team

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Money Market Prime Series. DIMA has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of each fund. These investment professionals have a broad range of experience managing money market funds.

In the following interview, Lead Portfolio Manager Geoffrey Gibbs discusses the market environment and the portfolio management team's approach to managing DWS Money Market Prime Series during the fund's most recent fiscal year ended July 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Will you discuss the market environment for the fund during the most recent 12-month period?

A: At the start of DWS Money Market Prime Series' most recent fiscal year, US economic growth remained on track despite geopolitical uncertainty, rising oil prices and a slowdown in the residential real estate market. The US Federal Reserve Board's (the Fed's) actions in raising short-term interest rates by one-quarter percentage point at each Fed meeting from June 2004 through June 2006 seemed — at least to some observers — to be bringing the economy in for a "perfect landing," i.e., slower growth with no significant resurgence in inflation. Beginning at its August 2006 meeting, the Fed "paused" from further short-term rate hikes, believing that the rate increases already in the pipeline would bring inflation back to within the Fed's target range. At the close of the 12-month period ended July 31, 2007, the federal funds rate — the overnight rate charged by banks when they borrow money from each other, which guides other interest rates — remained at 5.25%.

In the first quarter of this year, increasing defaults by subprime mortgage borrowers sparked volatility in the financial markets as investors wondered to what degree Wall Street and the banking community would be hurt by a retrenchment in this sector. By March, these problems seemed well under control, but beginning in mid-May, the consequences of mushrooming subprime mortgage defaults had widened significantly in the form of a credit crunch that pervaded the financial markets. Some mortgage companies ceased operations, several hedge funds closed, brokerage firms felt severe financial pressure and fixed-income market liquidity was decidedly reduced. Within the money markets, yield spreads (i.e. yields when compared with LIBOR, an industry standard for measuring one-year taxable money market rates) widened (and prices declined) for riskier credits.1

1 The LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Following the close of the period, at its August 7 Federal Open Market Committee meeting the Fed held short-term rates steady, and while acknowledging recent market volatility, stated once again that restraining inflation remained its primary concern. As of July 31, 2007, the one-year LIBOR stood at 5.25%, compared with 5.54% 12 months earlier.

Q: How did the fund perform over its most recent fiscal year?

A: We were able to maintain a competitive yield for the fund. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed. See page 8 for the performance of the share classes and more complete performance information.)

Q: In light of market conditions during the period, what has been the strategy for the fund?

A: In light of recent market turbulence, we have stepped up our level of caution, and have limited our purchases to high-quality agency and AAA-rated securities with one- to two-month maturities. Though the yield curve was more steeply sloped earlier in the period, with the recent volatility the curve has once again become inverted, meaning that we would not be rewarded with higher yields for assuming the added risk of purchasing longer maturities. In addition, we are permitting the fund's floating-rate position to "roll down," or gradually mature, as we are finding more attractive value in fixed-rate securities. (The interest rate of floating rate securities adjusts periodically based on indices such as LIBOR and the federal funds rate. Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment.) Our cautious approach regarding average maturity and portfolio quality contributed to performance during the period. Going forward, we will continue to monitor financial market activity, economic data and statements carefully. We will look for opportunities to pick up additional yield, while carefully working to maintain fund liquidity and share price stability.

Q: What detracted from performance during the period?

A: Leading up to the August 2006 Fed meeting, there was a great deal of uncertainty over when the Fed might pause in its tightening cycle. We preferred to be cautious and keep the fund's average maturity relatively short, which in the end cost the fund some yield as the yield curve flattened during the third quarter of last year.

Q: Will you describe your investment philosophy?

A: We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

7-Day Current Yield — DWS Money Market Prime Series
DWS Cash Investment Trust Class A Shares	4.52%
DWS Cash Investment Trust Class B Shares	3.72%*
DWS Cash Investment Trust Class C Shares	3.79%
DWS Cash Investment Trust Class S Shares	4.83%
DWS Money Market Fund Shares	5.04%
* Performance reflects a partial fee waiver which improved results during the period.Without fee and expense waivers, the 7-day current yield of DWS Cash Investment Trust Class B Shares would have been 3.70% as of July 31, 2007.

Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolios over a 7-day period expressed as an annual percentage rate. For the most current yield information, visit our Web site at www.dws-scudder.com.

Lipper Ranking — Money Market Fund Category as of 7/31/07 (DWS Money Market Fund Shares)
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	24	of	333	8
3-Year	26	of	311	9
5-Year	23	of	290	8
10-Year	20	of	185	11

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of July 31, 2007. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Money Market Fund category. Rankings are for DWS Money Market Fund Shares; other share classes may vary.

Source: Lipper Inc.

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, DWS Cash Investment Trust Class B and C shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2007 to July 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2007
Actual Fund Return	DWS Cash Investment Trust Class A*	DWS Cash Investment Trust Class B*	DWS Cash Investment Trust Class C*	DWS Cash Investment Trust Class S*	DWS Money Market Fund
Beginning Account Value 2/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/07	$ 1,017.70	$ 1,014.50	$ 1,014.80	$ 1,018.90	$ 1,025.00
Expenses Paid per $1,000	$ 3.38**	$ 6.54**	$ 6.27**	$ 2.20**	$ 1.91+
Hypothetical 5% Fund Return	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class B	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
Beginning Account Value 2/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/07	$ 1,020.53	$ 1,016.51	$ 1,016.86	$ 1,022.02	$ 1,022.91
Expenses Paid per $1,000	$ 4.31***	$ 8.35***	$ 8.00***	$ 2.81***	$ 1.91+
+ Expenses are equal to the Fund's annualized expense ratio for the DWS Money Market Fund Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
* For the period from March 12, 2007 (commencement of operations) to July 31, 2007.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (March 12, 2007), then divided by 365.
*** Expenses (hypothetical expenses if the Fund had been in existence from 2/1/07) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class B	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
DWS Money Market Prime Series	.86%	1.67%	1.60%	.56%	.38%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation	7/31/07	7/31/06

Commercial Paper	37%	28%
Short-Term Notes	35%	34%
Certificates of Deposit and Bank Notes	13%	9%
Time Deposits	5%	—
Promissory Notes	4%	3%
Repurchase Agreements	2%	22%
Guaranteed Investment Contracts	1%	—
Master Notes	1%	—
Government and Agency Securities	1%	2%
Asset Backed	1%	1%
Other Investments	—	1%
	100%	100%
Weighted Average Maturity

DWS Money Market Prime Series	37 days	24 days
First Tier Retail Money Fund Average*	43 days	37 days
* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity are subjected to change.

For more complete details about the Fund's holdings, see pages 12-16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for more contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2007

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 13.6%
ABN AMRO Bank NV, 5.31%, 8/16/2007	80,000,000	80,000,000
Bank of America NA, 5.25%, 9/7/2007	20,000,000	20,000,000
Bank of Montreal, 5.315%, 8/14/2007	72,000,000	72,000,000
Canadian Imperial Bank of Commerce, 5.41%, 3/17/2008	45,000,000	45,001,991
Credit Agricole SA, 5.31%, 11/13/2007	20,000,000	19,999,438
Credit Industrial et Commercial:
5.33%, 8/21/2007	40,000,000	40,000,110
5.35%, 11/13/2007	25,000,000	25,000,633
Credit Suisse, 5.307%, 11/2/2007	12,000,000	11,999,924
Depfa Bank PLC, 5.31%, 8/9/2007	25,000,000	25,000,000
HSH Nordbank AG, 5.35%, 1/11/2008	35,000,000	34,999,386
Mizuho Corporate Bank, 5.33%, 8/20/2007	30,000,000	30,000,000
Norinchukin Bank:
5.27%, 9/10/2007	20,000,000	20,000,000
5.345%, 11/26/2007	25,000,000	25,000,000
Societe Generale:
5.305%, 1/24/2008	33,000,000	33,000,786
5.35%, 1/18/2008	30,000,000	30,000,000
5.35%, 1/22/2008	43,000,000	43,000,000
Wells Fargo Bank NA, 5.29%, 8/27/2007	43,000,000	43,000,000
Total Certificates of Deposit and Bank Notes (Cost $598,002,268)		598,002,268

Commercial Paper** 36.9%
Alliance & Leicester PLC, 5.235%, 8/10/2007	20,000,000	19,973,825
Apache Corp, 5.46%, 8/1/2007	40,000,000	40,000,000
AstraZeneca PLC:
5.22%, 12/12/2007	20,000,000	19,614,300
5.255%, 9/18/2007	40,000,000	39,719,733
5.275%, 9/28/2007	24,400,000	24,192,634
Atlantic Asset Securitization LLC, 5.28%, 8/20/2007	43,000,000	42,880,173
Bank of America Corp., 5.23%, 8/15/2007	35,000,000	34,928,814
Beta Finance, Inc., 5.235%, 11/26/2007	43,000,000	42,268,409
CAFCO LLC, 5.35%, 8/1/2007	68,497,000	68,497,000
Caisse Nationale Des Caisses D'Epargne et Prevoyan, 5.168%, 11/13/2007	42,000,000	41,372,949
Cancara Asset Securitization LLC, 5.285%, 8/23/2007	20,000,000	19,935,405
CC (USA), Inc., 5.255%, 10/23/2007	22,950,000	22,671,945
CitiBank Credit Card Issuance Trust, 5.28%, 8/23/2007	70,000,000	69,774,133
Cobbler Funding LLC, 5.28%, 9/17/2007	25,000,000	24,827,667
DaimlerChrysler North America Holding Corp., 5.36%, 8/9/2007	38,000,000	37,954,738
Danske Corp., 5.165%, 11/9/2007	50,000,000	49,282,639
Depfa Bank PLC, 5.12%, 8/24/2007	20,000,000	19,934,578
Fortune Brands, Inc., 5.45%, 8/1/2007	35,000,000	35,000,000
Gannett Co., Inc.:
5.33%, 8/8/2007	10,000,000	9,989,636
5.34%, 8/9/2007	13,000,000	12,984,573
General Electric Capital Corp.:
5.15%, 1/24/2008	37,600,000	36,653,315
5.35%, 8/1/2007	71,000,000	71,000,000
Giro Funding US Corp.:
5.275%, 8/30/2007	20,000,000	19,915,014
5.3%, 9/4/2007	42,000,000	41,789,767
5.305%, 8/21/2007	20,000,000	19,941,055
Grampian Funding Ltd., 5.175%, 10/10/2007	39,500,000	39,102,531
Greyhawk Funding LLC, 5.28%, 8/23/2007	44,000,000	43,858,027
Jupiter Securitization Corp., 5.34%, 8/7/2007	43,000,000	42,961,730
K2 (USA) LLC, 5.145%, 8/8/2007	5,000,000	4,994,998
Kellogg Co., 5.36%, 8/15/2007	11,000,000	10,977,071
Kitty Hawk Funding Corp., 5.28%, 8/20/2007	25,000,000	24,930,333
Kraft Foods, Inc., 5.34%, 8/9/2007	30,000,000	29,964,400
Morrigan TRR Funding LLC:
5.35%, 8/24/2007	23,000,000	22,921,385
5.44%, 8/1/2007	50,000,000	50,000,000
Nationwide Building Society, 5.42%, 8/3/2007	10,000,000	9,996,989
Northern Rock PLC, 5.29%, 9/26/2007	20,000,000	19,835,422
Perry Global Funding LLC:
Series A, 5.17%, 10/25/2007	30,000,000	29,633,792
Series A, 5.225%, 8/22/2007	25,000,000	24,923,802
Series A, 5.23%, 12/21/2007	18,000,000	17,628,670
Series A, 5.27%, 9/26/2007	45,000,000	44,631,100
Prudential PLC, 5.24%, 11/23/2007	40,000,000	39,336,267
Rio Tinto Ltd., 5.32%, 8/8/2007	10,000,000	9,989,656
Sheffield Receivables Corp., 5.29%, 8/9/2007	14,293,000	14,276,198
Siemens Captal Co., LLC, 5.27%, 9/27/2007	45,000,000	44,624,512
Simba Funding Corp.:
5.24%, 8/17/2007	35,000,000	34,918,489
5.26%, 9/10/2007	20,000,000	19,883,111
Stadshypotek Delaware, Inc., 5.235%, 8/14/2007	50,000,000	49,905,479
Stony Point Capital Co. LLC, 5.32%, 8/13/2007	20,000,000	19,964,533
Swedbank AB, 5.19%, 10/11/2007	30,000,000	29,692,925
Swedbank Mortgage AB, 5.255%, 10/25/2007	35,000,000	34,565,733
UBS Finance LLC, 5.19%, 10/5/2007	40,000,000	39,625,167
Total Commercial Paper (Cost $1,618,244,622)		1,618,244,622

Short-Term Notes* 34.7%
American Express Bank FSB:
5.29%, 11/8/2007	35,000,000	34,999,070
5.29%, 12/13/2007	15,000,000	14,999,460
American Honda Finance Corp.:
5.326%, 11/9/2007	50,000,000	50,000,000
5.33%, 12/6/2007	15,000,000	15,000,000
Banco Espanol de Credito SA, 144A, 5.35%, 8/11/2008	50,000,000	50,000,000
Bank of America NA, 5.315%, 5/16/2008	11,500,000	11,500,000
BNP Paribas:
5.3%, 10/3/2007	34,000,000	33,997,838
5.31%, 10/26/2008	30,000,000	30,000,000
5.325%, 5/7/2008	25,000,000	25,000,000
Caja de Ahorros y Monte de Piedad de Madrid, 5.36%, 8/12/2008	25,000,000	25,000,000
Calyon, 144A, 5.33%, 7/21/2008	40,000,000	40,000,000
Canadian Imperial Bank of Commerce:
5.39%, 10/26/2007	45,500,000	45,497,589
5.41%, 6/9/2008	14,000,000	14,000,000
Carrera Capital Finance LLC:
5.31%, 8/24/2007	30,000,000	30,000,000
144A, 5.34%, 12/6/2007	18,000,000	18,000,000
Citigroup Global Markets Holdings, Inc., 5.43%, 8/16/2007	14,500,000	14,500,650
Danske Bank AS, 144A, 5.29%, 8/19/2008	44,000,000	43,996,832
DNB NOR Bank ASA, 5.32%, 5/23/2008	15,000,000	15,000,000
General Electric Capital Corp.:
5.3%, 8/19/2011	30,000,000	30,000,000
5.4%, 3/4/2008	79,750,000	79,783,037
HSBC Finance Corp., 5.33%, 2/6/2012	15,000,000	15,000,000
HSBC USA, Inc., 5.32%, 12/15/2011	65,000,000	65,006,400
HSH Nordbank AG, 144A, 5.33%, 8/21/2008	25,000,000	25,000,000
International Business Machine Corp., 5.33%, 12/8/2010	3,000,000	3,000,000
Intesa Bank Ireland PLC, 5.33%, 7/25/2011	65,000,000	65,000,000
K2 (USA) LLC, 5.32%, 1/31/2008	62,000,000	61,997,053
Links Finance LLC, 5.32%, 4/28/2008	19,500,000	19,498,598
Merrill Lynch & Co., Inc.:
5.3%, 8/24/2011	25,000,000	25,000,000
5.33%, 9/15/2010	35,000,000	35,000,000
5.337%, 8/22/2008	20,000,000	20,000,000
5.4%, 2/3/2009	25,000,000	25,000,000
Mitsubishi UFJ Trust & Banking Corp., 5.31%, 2/19/2008	25,000,000	25,000,000
Morgan Stanley:
5.37%, 9/5/2007	55,000,000	55,000,000
5.37%, 12/14/2007	20,000,000	20,000,000
5.435%, 9/10/2007	90,000,000	90,000,000
Natixis SA, 5.42%, 8/31/2007	50,000,000	50,000,000
Nordea Bank AB, 5.31%, 4/8/2011	50,000,000	49,998,506
Pyxis Master Trust, Series 2007-6, 144A, 5.38%, 9/6/2014	14,000,000	14,000,000
Skandinaviska Enskilda Banken, 5.34%, 7/16/2010	7,000,000	7,000,000
Societe Generale, 5.27%, 3/25/2008	25,000,000	24,995,999
The Goldman Sachs Group, Inc., 5.485%, 10/5/2007	28,020,000	28,027,669
Toyota Motor Credit Corp., 5.33%, 2/11/2008	80,000,000	80,000,000
UniCredito Italiano Bank (Ireland) PLC:
5.34%, 6/13/2008	32,000,000	32,000,000
5.34%, 3/9/2011	41,000,000	41,000,000
144A, 5.35%, 5/2/2008	24,000,000	23,998,226
Total Short-Term Notes (Cost $1,521,796,927)		1,521,796,927

Master Notes 1.1%
The Bear Stearns Companies, Inc., 5.505%*, 8/1/2007 (a) (Cost $50,000,000)	50,000,000	50,000,000

Guaranteed Investment Contracts 1.1%
New York Life Insurance Co., 5.42%*, 9/18/2007 (Cost $50,000,000)	50,000,000	50,000,000

Asset Backed 0.5%
Steers Mercury III Trust, 144A, 5.34%*, 5/27/2048 (Cost $23,775,248)	23,775,248	23,775,248

Promissory Notes 4.1%
Merril Lynch & Co., Inc., 5.37%*, 3/4/2008	85,000,000	85,000,000
The Goldman Sachs Group, Inc.:
5.4%*, 1/18/2008	30,000,000	30,000,000
5.41%*, 10/19/2007	65,000,000	65,000,000
Total Promissory Notes (Cost $180,000,000)		180,000,000

Time Deposits 5.2%
Bank of Tokyo-Mitsubishi-UFJ Ltd., 5.35%, 8/1/2007	30,000,000	30,000,000
Calyon, 5.36%, 8/1/2007	110,000,000	110,000,000
Societe Generale, 5.36%, 8/1/2007	87,000,000	87,000,000
Total Time Deposits (Cost $227,000,000)		227,000,000

Government and Agency Securities 0.9%
US Government Sponsored Agencies 0.5%
Federal National Mortgage Association, 5.04%**, 1/23/2008	21,500,000	20,973,250

US Treasury Obligations 0.4%
US Treasury Bill, 4.735%**, 1/31/2008	20,000,000	19,521,239
Total Government and Agency Securities (Cost $40,494,489)		40,494,489

Repurchase Agreements 1.8%
JPMorgan Securities, Inc., 5.28%, dated 7/31/2007, to be repurchased at $76,541,668 on 8/1/2007 (b) (Cost $76,530,444)	76,530,444	76,530,444
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,385,843,998)+	99.9	4,385,843,998
Other Assets and Liabilities, Net	0.1	3,759,465
Net Assets	100.0	4,389,603,463
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of July 31, 2007.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $4,385,843,998.
(a) Reset date; not a maturity date.
(b) Collateralized by $78,256,055 Government National Mortgage Association, with various coupon rates of 5.5-6.0%, with various maturity dates from 1/15/2035-12/15/2036 with a value of $78,063,319.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2007
Assets
Investments in securities, valued at amortized cost	$ 4,385,843,998
Cash	179,161
Receivable for Fund shares sold	16,942,060
Interest receivable	16,699,452
Other assets	106,700
Total assets	4,419,771,371
Liabilities
Payable for investments purchased	19,521,239
Payable for Fund shares redeemed	4,062,401
Dividends payable	3,064,345
Accrued management fee	966,446
Other accrued expenses and payables	2,553,477
Total liabilities	30,167,908
Net assets, at value	$ 4,389,603,463
Net Assets Consist of
Undistributed net investment income	102,394
Accumulated net realized gain (loss)	(2,653)
Paid-in capital	4,389,503,722
Net assets, at value	$ 4,389,603,463
Net Asset Value
DWS Cash Investment Trust Class A
Net Asset Value, offering and redemption price per share ($116,220,736 ÷ 116,307,201 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00
DWS Cash Investment Trust Class B
Net Asset Value, offering and redemption price per share ($36,360,335 ÷ 36,398,858 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00
DWS Cash Investment Trust Class C
Net Asset Value, offering and redemption price per share ($38,990,332 ÷ 39,012,917 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00
DWS Cash Investment Trust Class S
Net Asset Value, offering and redemption price per share ($602,322,075 ÷ 603,012,619 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00
DWS Money Market Fund
Net Asset Value, offering and redemption price per share ($3,595,709,985 ÷ 3,595,352,614 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2007
Investment Income
Income: Interest	$ 203,969,900
Expenses: Management fee	9,862,649
Services to shareholders	5,371,836
Distribution service fees	403,256
Reports to shareholders	147,604
Custodian fee	121,370
Trustees' fees and expenses	63,815
Legal	54,866
Auditing	51,703
Other	42,808
Total expenses before expense reductions	16,119,907
Expense reductions	(60,590)
Total expenses after expense reductions	16,059,317
Net investment income	187,910,583
Net realized gain (loss)	(697)
Net increase (decrease) in net assets resulting from operations	$ 187,909,886

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2007	2006
Operations: Net investment income	$ 187,910,583	$ 133,459,791
Net realized gain (loss)	(697)	258
Net increase (decrease) in net assets resulting from operations	187,909,886	133,460,049
Distributions to shareholders from net investment income: DWS Cash Investment Trust Class A*	(2,032,244)	—
DWS Cash Investment Trust Class B*	(536,254)	—
DWS Cash Investment Trust Class C*	(548,761)	—
DWS Cash Investment Trust Class S*	(11,402,855)	—
DWS Money Market Fund	(173,390,469)	(133,459,791)
Fund share transactions: Proceeds from shares sold	2,521,059,750	2,307,896,975
Reinvestment of distributions	183,816,351	129,705,881
Cost of shares redeemed	(2,523,978,597)	(2,431,071,734)
Net assets acquired in tax-free reorganization	809,867,584	—
Net increase (decrease) in net assets from Fund share transactions	990,765,088	6,531,122
Increase (decrease) in net assets	990,764,391	6,531,380
Net assets at beginning of period	3,398,839,072	3,392,307,692
Net assets at end of period (including undistributed net investment income of $102,394 and $100,438, respectively)	$ 4,389,603,463	$ 3,398,839,072
* For the period from March 12, 2007 (commencement of operations) to July 31, 2007.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

DWS Cash Investment Trust Class A
Year Ended July 31,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00
Net investment income	.018
Distributions from net investment income	(.018)
Net asset value, end of period	$ 1.00
Total Return (%)	1.77**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	116
Ratio of expenses (%)	.86*
Ratio of net investment income (%)	4.51*
[a] For the period from March 12, 2007 (commencement of operations) to July 31, 2007. * Annualized ** Not annualized
DWS Cash Investment Trust Class B
Year Ended July 31,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00
Net investment income	.014
Distributions from net investment income	(.014)
Net asset value, end of period	$ 1.00
Total Return (%)[b]	1.45**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36
Ratio of expenses before expense reductions (%)	1.69*
Ratio of expenses after expense reductions (%)	1.67*
Ratio of net investment income (%)	3.70*
[a] For the period from March 12, 2007 (commencement of operations) to July 31, 2007. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized
DWS Cash Investment Trust Class C
Year Ended July 31,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00
Net investment income	.015
Distributions from net investment income	(.015)
Net asset value, end of period	$ 1.00
Total Return (%)[b]	1.48**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39
Ratio of expenses before expense reductions (%)	1.60*
Ratio of expenses after expense reductions (%)	1.60*
Ratio of net investment income (%)	3.77*
[a] For the period from March 12, 2007 (commencement of operations) to July 31, 2007. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized
DWS Cash Investment Trust Class S
Year Ended July 31,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00
Net investment income	.019
Distributions from net investment income	(.019)
Net asset value, end of period	$ 1.00
Total Return (%)	1.89**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	602
Ratio of expenses (%)	.56*
Ratio of net investment income (%)	4.81*
[a] For the period from March 12, 2007 (commencement of operations) to July 31, 2007. * Annualized ** Not annualized
DWS Money Market Fund
Years Ended July 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.050	.040	.019	.007	.011
Distributions from net investment income	(.050)	(.040)	(.019)	(.007)	(.011)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	5.09	4.04	1.95	.71	1.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,596	3,399	3,392	3,432	4,117
Ratio of expenses (%)	.40	.44	.48	.43	.43
Ratio of net investment income (%)	4.98	3.97	1.91	.72	1.12

Notes to Financial Statements

A. Significant Accounting Policies

DWS Money Market Prime Series (formerly DWS Money Market Fund) (the "Fund") is a diversified series of DWS Money Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options: DWS Cash Investment Trust Class A, B, C, S and DWS Money Market Fund Shares. On March 12, 2007, the Fund commenced offering DWS Cash Investment Trust Class A, B, C and S shares. DWS Cash Investment Trust Class A shares are offered to investors without an initial sales charge but are subject to the applicable sales charge if exchanged into Class A shares of another DWS Scudder Fund. DWS Cash Investment Trust Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than DWS Cash Investment Trust Class A shares and a contingent deferred sales charge payable upon certain redemptions. DWS Cash Investment Trust Class B shares automatically convert to DWS Cash Investment Trust Class A shares six years after issuance. DWS Cash Investment Trust Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than DWS Cash Investment Trust Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. DWS Cash Investment Trust Class C shares do not convert into another class. DWS Money Market Fund and DWS Cash Investment Trust Class S shares are not subject to initial or contingent deferred sales charges. DWS Cash Investment Trust Class S shares are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of July 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provisions were required.

For the period from November 1, 2006 through July 31, 2007, the Fund incurred approximately $2,650 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as araising in the fiscal year ending July 31, 2008.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At July 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 3,217,299

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended July 31,
	2007	2006
Distributions from ordinary income*	$ 187,910,583	$ 133,459,791
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with each specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee of 1/12 of the annual rates of the combined average daily net assets of the Fund as follows, computed and accrued daily and payable monthly:

First $215,000,000 of the Fund's average daily net assets	.500%
Next $335,000,000 of such net assets	.375%
Next $250,000,000 of such net assets	.300%
Next $800,000,000 of such net assets	.250%
Next $800,000,000 of such net assets	.240%
Next $800,000,000 of such net assets	.230%
Over $3,200,000,000 of such net assets	.220%

Accordingly, for the year ended July 31, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.26% of the Fund's average daily net assets.

For the period from August 1, 2006 through March 11, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses to the extent necessary to maintain total operating expenses of DWS Money Market Fund Shares of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and organizational and offering costs) at 0.47%.

For the period from March 12, 2007 (commencement of operations) through March 11, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses to the extent necessary to maintain total operating expenses of each class of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and organizational and offering costs) as follows:

DWS Cash Investment Trust Class A	0.96%
DWS Cash Investment Trust Class B	1.67%
DWS Cash Investment Trust Class C	1.60%
DWS Cash Investment Trust Class S	0.67%

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the period ended July 31, 2007, the amount charged to the Fund by DWS-SISC was as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at July 31, 2007
DWS Cash Investment Trust Class A	$ 131,030	$ —	$ 89,136
DWS Cash Investment Trust Class B	52,854	2,133	34,289
DWS Cash Investment Trust Class C	41,317	134	28,258
DWS Cash Investment Trust Class S	575,629	—	365,778
DWS Money Market Fund	2,361,707	—	1,037,157
	$ 3,162,537	$ 2,267	$ 1,554,618

Distribution Service Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of DWS Cash Investment Trust Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of DWS Cash Investment Trust Class B and C shares. For the period from March 12, 2007 (commencement of operations for DWS Cash Investment Trust Class B and C shares) to July 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2007
DWS Cash Investment Trust Class B	$ 108,902	$ 22,231
DWS Cash Investment Trust Class C	109,113	23,693
	$ 218,015	$ 45,924

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to DWS Cash Investment Trust Class A, B, and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from March 12, 2007 (commencement of operations for DWS Cash Investment Trust Class A, B and C shares) to July 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2007	Annualized Effective Rate
DWS Cash Investment Trust Class A	$ 112,569	$ 24,705	0.25%
DWS Cash Investment Trust Class B	36,301	7,324	0.25%
DWS Cash Investment Trust Class C	36,371	7,870	0.25%
	$ 185,241	$ 39,899

Contingent Deferred Sales Charge. DWS-SDI receives any contingent deferred sales charge ("CDSC") from DWS Cash Investment Trust Class B share redemptions occurring within six years of purchase and DWS Cash Investment Trust Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for DWS Cash Investment Trust Class B and 1% for DWS Cash Investment Trust Class C, of the value of the shares redeemed. There were no CDSC fees charged for the period from March 12, 2007 (commencement of operations) to July 31, 2007.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended July 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,925, of which $5,818 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

C. Fee Reductions

For the year ended July 31, 2007, the Advisor agreed to reimburse the Fund $33,196, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2007, the Fund's custodian fees were reduced by $4,151 and $20,976, respectively, for custodian and transfer agent credits earned.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2007		Year Ended July 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
DWS Cash Investment Trust Class A*	33,176,005	$ 33,176,005	—	$ —
DWS Cash Investment Trust Class B*	10,114,740	10,114,740	—	—
DWS Cash Investment Trust Class C*	18,751,781	18,751,781	—	—
DWS Cash Investment Trust Class S*	118,638,337	118,638,337	—	—
DWS Money Market Fund	2,340,378,887	2,340,378,887	2,307,896,975	2,307,896,975
		$ 2,521,059,750		$ 2,037,896,975
Shares issued to shareholders in reinvestments of distributions
DWS Cash Investment Trust Class A*	1,983,584	$ 1,983,584	—	$ —
DWS Cash Investment Trust Class B*	510,141	510,141	—	—
DWS Cash Investment Trust Class C*	521,338	521,338	—	—
DWS Cash Investment Trust Class S*	10,998,964	10,998,964	—	—
DWS Money Market Fund	169,802,324	169,802,324	129,705,881	129,705,881
		$ 183,816,351		$ 129,705,881
Shares redeemed
DWS Cash Investment Trust Class A*	(33,026,973)	$ (33,026,973)	—	$ —
DWS Cash Investment Trust Class B*	(17,137,386)	(17,137,386)	—	—
DWS Cash Investment Trust Class C*	(17,062,524)	(17,062,524)	—	—
DWS Cash Investment Trust Class S*	(143,441,306)	(143,441,306)	—	—
DWS Money Market Fund	(2,313,310,408)	(2,313,310,408)	(2,431,071,732)	(2,431,071,734)
		$ (2,523,978,597)		$ (2,431,071,734)
Shares issued in tax-free reorganization**
DWS Cash Investment Trust Class A	114,174,585	$ 114,088,239	—	$ —
DWS Cash Investment Trust Class B	42,911,363	42,872,874	—	—
DWS Cash Investment Trust Class C	36,802,322	36,779,775	—	—
DWS Cash Investment Trust Class S	616,816,624	616,126,696	—	—
		$ 809,867,584		$ —
Net increase (decrease)
DWS Cash Investment Trust Class A*	116,307,201	$ 116,220,855	—	$ —
DWS Cash Investment Trust Class B*	36,398,858	36,360,369	—	—
DWS Cash Investment Trust Class C*	39,012,917	38,990,370	—	—
DWS Cash Investment Trust Class S*	603,012,619	602,322,691	—	—
DWS Money Market Fund	196,870,803	196,870,803	6,531,124	6,531,122
		$ 990,765,088		$ 6,531,122
* For the period from March 12, 2007 (commencement of operations) to July 31, 2007.
** On March 12, 2007, DWS Cash Investment Trust was acquired by the Fund through a tax-free reorganization (see Note G).

F. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

G. Acquisition of Assets

On March 12, 2007, the Fund acquired all of the net assets of DWS Cash Investment Trust pursuant to a plan of reorganization approved by shareholders on January 25, 2007. The acquisition was accomplished by a tax-free exchange of 114,174,585 Class A shares, 42,911,363 Class B shares 36,802,322 Class C shares and 616,816,624 Class S shares of DWS Cash Investment Trust outstanding on March 12, 2007. The net assets at that date of $114,088,239 for Class A, $42,872,874 for Class B, $36,779,775 for Class C and $616,126,696 for Class S of DWS Cash Investment Trust, were combined with those of DWS Money Market Prime Series. The aggregate net assets of the Fund immediately before the acquisition were $3,530,283,595. The combined net assets of the Fund immediately following the acquisition were $4,340,151,179.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Money Market Prime Series:

We have audited the accompanying statement of assets and liabilities of DWS Money Market Prime Series (formerly DWS Money Market Fund) (the "Fund"), a series of DWS Money Funds (the "Trust"), including the portfolio of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Money Market Prime Series at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 14, 2007

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of July 31, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted; (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2007, and Board Member, 2002-present	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	57
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	57
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	57
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	57
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2001); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	57
William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (accounting) (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	57
Shirley D. Peterson (1941) Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		57
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds.	60
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)
n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Paul Antosca[5] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)
n/a
Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)
n/a
1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Nasdaq Symbol	CUSIP Number	Fund Number
DWS Money Market Prime Series	KMMXX	23339A 101	6
DWS Cash Investment Trust Class A	DOAXX	23339A 408	421
DWS Cash Investment Trust Class B	DOBXX	23339A 507	621
DWS Cash Investment Trust Class C	DOCXX	23339A 606	721
DWS Cash Investment Trust Class S	DOSXX	23339A 705	2021

ITEM 2.	CODE OF ETHICS

As of the end of the period, July 31, 2007, DWS Money Market Prime Series has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MONEY MARKET PRIME SERIES

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended July 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$47,645	$0	$6,497	$0
2006	$45,933	$0	$6,225	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended July 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$262,000	$466,614	$0
2006	$170,000	$325,304	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended July 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$6,497	$466,614	$1,319,326	$1,792,437
2006	$6,225	$325,304	$518,300	$849,829

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2006 and 2007 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y recently advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and is in the process of terminating the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Money Market Prime Series, a series of DWS Money Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Money Market Prime Series, a series of DWS Money Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 1, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	October 1, 2007